UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-154750	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft Suite 420 Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

Previous independent registered public accounting firm

On November 3, 2011, Hartman Short Term Income Properties XX, Inc. (the “Registrant” or the “Company”) dismissed RBSM LLP (“RBSM”) as the Registrant’s  independent registered public accounting firm. The decision to dismiss RBSM as the Company’s independent registered public accounting firm was approved by the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors.  The report of RBSM dated March 31, 2011 with respect to the balance sheets of the Company as of December 31, 2010 and 2009, and the related statements of operations, equity and cash flows for the year ended December 31, 2010 and for the period from February 5, 2009 (date of inception) through December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the two most recent fiscal years and through November 3, 2011, the Company has not had any disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the two most recent fiscal years and through November 3, 2011 , there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from RBSM is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On October 7, 2011 (the “Engagement Date”), the Company engaged Weaver & Tidwell, L.L.P. (“WeaverLLP”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011. The decision to engage WeaverLLP as the Company’s independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with WeaverLLP regarding either:

(1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that WeaverLLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(2) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1           Letter from RBSM LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
Date: November 3, 2011	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer